Supplement date June 25, 2018 to the following:
Resource B Variable Annuity Prospectus dated May 1, 2002 as supplemented
Spinnaker® Plus Variable Annuity Prospectus dated December 1, 2004 as supplemented

Effective July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor to the below referenced funds, will be renamed DWS Investment Management Americas, Inc.

In addition, the following Deutsche funds will be renamed. Accordingly, any reference to the following Old Fund Name in the prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
Deutsche CROCI® International VIP	DWS CROCI® International VIP
Deutsche Global Income Builder VIP	DWS Global Income Builder VIP